SUMMARY PROSPECTUS | October 31, 2019
WBI Power Factor™ High Dividend ETF
WBIY
This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus dated October 31, 2019, as amended, and statement of additional information are incorporated by reference to this Summary Prospectus. All information may be obtained online, at no cost, either: at www.wbietfs.com/documents, by calling (855) WBI-ETFS or (855) 924-3837, or by sending an email request to info@wbietfs.com.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.
You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

WBIY LISTED ON NYSE ARCA | CUSIP 00400R858

SUMMARY INFORMATION
Investment Objective
The WBI Power FactorTM High Dividend ETF (“WBI Power FactorTM High Dividend ETF” or the “Fund”) seeks to provide investment results that correspond to the price and yield (before fees and expenses) of its underlying index, the Solactive Power FactorTM High Dividend Index (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.70%
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Shares. For the fiscal year ended June 30, 2019, the Fund’s portfolio turnover rate was 163% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by attempting to track the investment results of the Underlying Index, which is maintained and calculated by Solactive AG (the “Index Provider”). The Underlying Index is designed to select securities from the Solactive US Broad Market Index (the “Parent Index”) that exhibit certain yield and fundamental value characteristics. The Parent Index includes large, mid- and small-cap securities listed in the U.S., including approximately the 3,000 largest U.S. companies that are selected and weighted according to free float market capitalization. The Parent Index is adjusted semi-annually in May and November. Issuers undergoing initial public offerings may be added to the Parent Index on a quarterly basis, consistent with the Parent Index’s selection methodology.
In particular, the Underlying Index is designed to select equity securities from the Parent Index with an above-average forecasted dividend yield, scored on the basis of three fundamental value characteristics (the “Power FactorsTM”): Trailing 12-month diluted earnings from continuing operations to price ratio (E/P); Trailing 12-month free cash flow to price ratio (CF/P); and Trailing 12-month sales to price ratio (S/P).
The Underlying Index is constructed by scoring each ordinary dividend paying, common stock constituent from the Parent Index both directly and relative to industry peers using the three Power FactorsTM and ranking those securities in descending order according to their dividend indicated yield. The 50 companies with the largest dividend indicated yield, subject to certain asset diversification and liquidity requirements and a maximum 5% per-company weighting, are chosen as Underlying Index components. Dividend indicated yield is the total prior year dividend payments of a security expressed as a percentage of the current price adjusted for market expectations as to next year dividends indicated by related option premiums and excluding any off-cycle dividend payments. Once a month (five business days before the last trading day of the month) the Underlying Index components are screened for dividend cuts or an overall negative outlook concerning the companies’ dividend policy. If any changes need to be implemented, the Underlying Index will be adjusted at the close of the last trading day of the respective month. The composition of the Underlying Index is adjusted quarterly. The Underlying Index is constructed to limit turnover and excessive exposure to particular sectors, component weights, or other investment style factors, such as recently announced or implemented dividend cuts. The Underlying Index limits component turnover by permitting the retention of securities that were previously among the top 50 highest scoring securities, until they are no longer among the 75 highest scoring securities. The Underlying Index restricts exposure to a particular sector to 20% of the Underlying Index. The Underlying Index only includes long positions (i.e., short positions are impermissible). All component securities of the Underlying Index are dividend-paying securities whose yields are above the median for dividend-paying securities in the Parent Index.
The Underlying Index is maintained and calculated by the Index Provider, which is an organization that is independent of the Fund, Millington Securities, Inc., the advisor for the Fund (“Advisor”) and WBI Investments, Inc., the sub-advisor (“Sub-Advisor”) to the Fund, and an affiliate of the Advisor. The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Under normal circumstances the Fund will invest at least 80% of its total assets in the securities of the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.
The Sub-Advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.
The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or sector or group of industries or sectors to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Fund”.
Management Risk - As the Fund may not fully replicate the Underlying Index or may, in certain circumstances, use a representative sampling strategy, it is subject to the risk that the Sub-Advisor’s investment strategy may not produce the intended results.
Calculation Methodology Risk - The Index Provider relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Index Provider, the Advisor, the Sub-Advisor, nor the Fund can offer assurances that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
Index-Related Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Investable Universe of Companies Risk - The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.
Portfolio Turnover Risk - A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject the shareholders to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which can negatively affect the Fund’s performance.
Small- and Medium-Sized Companies Risk - Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.
Passive Investment Risk - The Fund is not actively managed and the Sub-Advisor does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.
High Dividend Yield Stocks Risk - High yielding stocks are often speculative, high risk investments. These companies can be paying out more than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse effect on the stock price of these companies and the Fund’s performance. Companies with high dividend yields are often sensitive to changes in interest rates. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund.
Absence of a Prior Active Market - The Fund has recently been approved for listing on the NYSE Arca. There can be no assurance that an active trading market will develop and be maintained for the Shares.
Cyber Security Risk - Failures or breaches of the electronic systems of the Fund, the Advisor, the Sub-Advisor, and the Fund’s other service providers, market makers, APs or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, market makers, APs or issuers of securities in which the Fund invests.
Equity Securities Risk - Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, the Fund will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer.
Issuer Risk - Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline and thus have an adverse effect on the Fund’s performance.
Premium/Discount Risk - Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Tracking Error Risk - The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Valuation Risk - The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.
Secondary Market Trading Risk - Investors buying or selling Shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although Shares are expected to be listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.

Authorized Participant Concentration Risk - The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, then Fund Shares may trade at a discount to NAV and possibly face de-listing.
Concentration Risk - The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Underlying Index (and, therefore, the Fund’s investments) is concentrated in the securities of a particular issuer or issuers, country, region, market, industry, group of industries, sector (including the consumer discretionary sector) or asset class. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy.
Consumer Discretionary Risk - The consumer discretionary sector includes companies that sell nonessential goods and services, including the retail, leisure and entertainment, media and automotive industries. These industries are particularly sensitive to changes in consumer spending and preferences. The consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. In addition, companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products. The Fund’s performance may be affected by such susceptibilities if the Fund invests in this sector.
Large-Capitalization Companies Risk - Large-capitalization companies may trail the returns of the overall stock market. Large- capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Risk of Investing in the United States - The Fund has significant exposure to U.S. issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens, its financial markets decline, or interest rates increase, may have an adverse effect on the securities to which the Fund has exposure.
Market Risk - The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.
Share Trading Price Risk - Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price of Shares in the Secondary Market and the Fund’s NAV vary significantly.
Shares are Not Individually Redeemable - Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only Authorized Participants (as defined below) may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.
Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those the underlying index and a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbietfs.com, the Fund’s “Website”, or by calling the Fund toll-free at (855) WBI‑ETFS or (855) 924-3837.
Calendar Year Total Return
For the year-to-date period ended September 30, 2019, the Fund’s total return was 13.69%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 10.65% for the quarter ended December 31, 2017, and the lowest quarterly return was -15.13% for the quarter ended December 31, 2018.

Average Annual Total Returns For the Period Ended December 31, 2018
WBI Power FactorTM High Dividend ETF	1 Year	Since Inception (12/19/2016)
Return Before Taxes	-11.33%	-0.10%
Return After Taxes on Distributions	-12.55%	-1.67%
Return After Taxes on Distributions and Sale of Fund Shares	-5.85%	-0.22%
Solactive Power Factor™ High Dividend Index (reflects no deduction for fees, expenses, or taxes)	-13.81%	-3.00%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	-8.58%	1.31%
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.
In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management
Investment Advisor. Millington Securities, Inc. is the Fund’s investment advisor and has selected its affiliate WBI Investments, Inc. to act as the sub-advisor to the Fund and to be responsible for the Fund’s day-to-day investment management.
Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•	Steven Van Solkema, co-portfolio manager. Mr. Van Solkema is Co-Chief Investment Officer of the Sub-Advisor. He has been a portfolio manager of the Fund since 2019.

•
Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder, Chief Executive Officer and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2016.

Purchase and Sale of the Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s Distributor (as defined below) may engage in such creation and redemption transactions directly with the Fund. The Fund’s Creation Units generally are issued and redeemed “in-kind”, for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may only acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.
Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WBI
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P: (855) WBI-ETFS or (855) 924-3837
Visit WBI’s website for a full menu of WBI’s products and services: www.wbiinvestments.com